Filed Pursuant to Rule 497
Registration No. 333-197447

Supplement No. 9 dated November 20, 2015
to
Prospectus dated July 21, 2015

This Supplement No. 9 dated November 20, 2015, or Supplement No. 9, contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America II, which we refer to as the Company, our, us or we, dated July 21, 2015, or the Prospectus, as supplemented by Supplement No. 1 dated August 7, 2015, Supplement No. 2 dated August 12, 2015, Supplement No. 3 dated September 2, 2015, Supplement No. 4 dated September 9, 2015, Supplement No. 5 dated September 10, 2015, Supplement No. 6, dated November 16, 2015, Supplement No. 7, dated November 17, 2015 and Supplement No. 8, dated November 18, 2015. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 25 of the Prospectus before you decide to invest.

OPERATING INFORMATION

Status of the Offering

On November 15, 2015, our board of directors, on the advice of our Advisor, authorized the suspension of our initial public offering effective December 31, 2015. Our distribution reinvestment plan and share repurchase plan will remain in place following this suspension. On November 18, 2015, the dealer manager notified us that it had elected to suspend sales activities it performs pursuant to the dealer manager agreement for our initial public offering, effective immediately. There can be no assurance as to when we will resume the offering, if at all.

PROSPECTUS UPDATES

The following disclosure is hereby inserted as the twelfth risk factor under the subheading “Risks Relating to Our Business and Structure” which begins on page 25 of the Prospectus.

“The dealer manager suspended sales activities for this offering on November 18, 2015, and we may not be able to obtain the additional capital we require from other sources.

On November 15, 2015, our board of directors, on the advice of our Advisor, authorized the suspension of this offering effective December 31, 2015. On November 18, 2015, the dealer manager notified us that it had elected to suspend sales activities it performs pursuant to the dealer manager agreement for this offering, effective immediately. There can be no assurance as to when the dealer manager will resume sales activities or when we will resume this offering, if at all. There also can be no assurance that we will be able to generate capital from alternative sources, including from the sale of shares of common stock through our distribution reinvestment plan, to fund our operating and capital needs, including cash required to fund repurchases under our share repurchase plan. There is no assurance we will be able to generate sufficient cash flows from alternative sources to pay distributions. Moreover, if we are required to sell assets to generate needed cash, our ability to generate future cash flow from operations will be adversely impacted.

Our failure to raise adequate capital to successfully implement our investment strategy or achieve portfolio diversification, due to the suspension of this offering or for any other reason, could adversely impact our ability to make distributions to stockholders, as well as the value of your investment in our common stock.”